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                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Global Equity Fund, formerly known as American Capital Global Equity Fund (the "Fund"), is a professionally managed mutual fund organized as a diversified open-end series of Van Kampen American Capital World Portfolio Series Trust (the "Trust"). The Fund seeks long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is 2800 Post Oak Blvd., Houston, Texas 77056, and its telephone number is
(800) 421-5666.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated September 1, 1995, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or, for Telecommunications Device For the Deaf, (800) 772-8889.
                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------

                  THIS PROSPECTUS IS DATED SEPTEMBER 1, 1995.

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                              TABLE OF CONTENTS
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
                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Trust........................................................    9
Investment Objective and Policies................................    9
Investment Practices.............................................   13
Investment Advisory Services.....................................   18
Alternative Sales Arrangements...................................   20
Purchase of Shares...............................................   23
Shareholder Services.............................................   33
Redemption of Shares.............................................   37
Distribution Plans...............................................   40
Distributions from the Fund......................................   42
Tax Status.......................................................   43
Fund Performance.................................................   44
Description of Shares of the Fund................................   46
Additional Information...........................................   47

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  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Global Equity Fund (the "Fund") is a diversified portfolio of the Trust, an open-end management investment company organized as a Delaware business trust, and is one of two series of shares which the Trust is currently authorized to issue.

MINIMUM PURCHASE. $500 minimum initial investment and $25 minimum for each subsequent investment (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.

INVESTMENT POLICY. Invests in an internationally diversified portfolio of equity securities of companies of any nation including the United States. See "Investment Objective and Policies." Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."

INVESTMENT RESULTS. The investment results of the Fund since its inception are shown in the "Financial Highlights" table. See also "Fund Performance."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the general public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. See "Alternative Sales Arrangements -- Factors for Consideration." Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. These shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."

  Class B Shares. These shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of five percent of redemption proceeds during the first year, declining each year thereafter to zero after the fifth year. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. These shares are offered at net asset value per share and are subject to a contingent deferred sales charge of one percent on redemptions made within one year of purchase. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income and capital gains, if any, are distributed annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund. John Govett & Co. Limited (the "Subadviser") provides sub-advisory services to the Adviser of the Fund with respect to the Fund's investments in foreign securities. See "Investment Advisory Services."

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor").

RISK FACTORS. Investing in common stocks of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments. See "Investment Objective and Policies -- Risk Factors."

  The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

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SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A       CLASS B         CLASS C
                                   SHARES        SHARES          SHARES
                                   -------     -----------    ------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price).................  5.75%(1)      None            None

Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering price)...   None         None            None

Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)............   None(2)  Year 1--5.00%   Year 1--1.00%
                                              Year 2--4.00%
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed).............   None         None            None

Exchange fee......................   None         None            None

---------------
(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                            CLASS A    CLASS B    CLASS C
                                            SHARES     SHARES     SHARES
                                            -------    -------    -------
Management fees (as a percentage of average
  daily net assets)........................  1.00%      1.00%      1.00%

12b-1 Fees (as a percentage of average
  daily net assets)(3).....................   .25%      1.00%(5)   1.00%(5)

Other Expenses (as a percentage of average
  daily net assets)(4).....................  1.04%      1.05%      1.05%

Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)..................................  2.29%      3.05%      3.05%

---------------
(3) Up to 0.25% for Class A shares and one percent for Class B and C shares. See "Distribution Plans."

(4) See "Investment Advisory Services."

(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 2.29% for
 Class A shares, 3.05% for Class B shares
 and 3.05% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 79    $125    $173    $305
    Class B...............................   $ 82    $126    $177    $303*
    Class C...............................   $ 41    $ 94    $160    $336

You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 79    $125    $173    $305
    Class B...............................   $ 31    $ 94    $160    $303*
    Class C...............................   $ 31    $ 94    $160    $336

------------------------------------------------------------------------------
* Based on conversion to Class A shares after six years.


  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services" and "Redemption of Shares."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
  (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
  The following information for each of the three most recent fiscal years ended May 31, 1995, and the period ended May 31, 1992, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.

                                                                    CLASS A                                     CLASS B
                                            --------------------------------------------------------     ----------------------
                                                    YEAR ENDED MAY 31              AUG. 5, 1991(1)         YEAR ENDED MAY 31
                                            ----------------------------------            TO             ----------------------
                                             1995(2)       1994      1993(2)       MAY 31, 1992(2)        1995(2)       1994
                                            ----------  ----------  ----------    ------------------     ----------  ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......  $11.67      $10.76      $10.44              $9.33            $11.48      $10.67
                                            ----------  ----------  ----------         --------          ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.........................     .23         .26         .235               .21               .22         .22
 Expenses..................................    (.27)       (.32)       (.325)             (.185)            (.35)       (.35)
 Expense reimbursement.....................      --          --         .035                 --               --          --
                                            ----------  ----------  ----------         --------          ----------  ----------
Net investment income (loss)...............    (.04)       (.06)       (.055)              .025             (.13)       (.13)
Net realized and unrealized gain on
 securities................................     .42        1.0125       .7775             1.145              .41         .9825
                                            ----------  ----------  ----------         --------          ----------  ----------
Total from investment operations...........     .38         .9525       .7225             1.17               .28         .8525
                                            ----------  ----------  ----------         --------          ----------  ----------
LESS DISTRIBUTIONS FROM
 Net realized gains on securities..........      --        (.0425)     (.4025)            (.06)               --        (.0425)
 Excess of book-basis net realized gain
  on securities............................    (.26)           --          --               --              (.26)           --
                                            ----------  ----------  ----------         --------          ----------  ----------
Total Distributions........................    (.26)       (.0425)     (.4025)            (.06)             (.26)       (.0425)
                                            ----------  ----------  ----------         --------          ----------  ----------
Net asset value, end of period.............  $11.79      $11.67      $10.76             $10.44            $11.50      $11.48
                                            ==========  ==========  ==========         ========          ==========  ==========
TOTAL RETURN(3)............................    3.36%       9.17%       7.13%             12.56%             2.62%       8.21%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).......  $60.1       $41.8       $12.7               $8.4             $64.7       $48.8
Ratios to average net assets (annualized)
 Expenses..................................    2.29%       2.46%       2.93%              2.07%             3.05%       3.21%
 Expenses, without expense reimbursement...      --          --        3.28%                --                --          --
 Net investment income.....................    (.35%)      (.46%)      (.57%)              .29%            (1.11%)     (1.19%)
 Net investment income, without expense
   reimbursement...........................      --          --        (.92%)               --                --          --
Portfolio turnover rate....................     120%        116%        120%               135%              120%        116%


                                                          CLASS B                            CLASS C(2)
                                            --------------------------------      ----------------------------------
                                             YEAR ENDED     NOV. 15, 1991(1)       YEAR ENDED      JUNE 21, 1993(1)
                                              MAY 31,              TO                MAY 31,              TO
                                              1993(2)        MAY 31, 1992(2)          1995           MAY 31, 1994
                                            ----------     -------------------     -----------    -------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......   $10.46             $9.78               $11.59             $10.29
                                              ---------         -------              -------            ---------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.........................      .235              .16                  .22                .24
 Expenses..................................     (.435)            (.165)               (.35)              (.37)
 Expense reimbursement.....................      .065                --                  --                 --
                                              ---------         -------              -------            ---------
Net investment income (loss)...............     (.135)            (.005)               (.13)              (.13)
Net realized and unrealized gain on
 securities................................      .7475             .745                 .41               1.4725
                                              ---------         -------              -------            ---------
Total from investment operations...........      .6125             .74                  .28               1.3425
                                              ---------         -------              -------            ---------
LESS DISTRIBUTIONS FROM
 Net realized gains on securities..........     (.4025)           (.06)                  --               (.0425)
 Excess of book-basis net realized gain on
  securities...............................         --              --                 (.26)                  --
                                              ---------         -------              -------            ---------
Total Distributions........................     (.4025)           (.06)                (.26)              (.0425)
                                              ---------         -------              -------            ---------
Net asset value, end of period.............   $10.67            $10.46               $11.61             $11.59
                                              =========         =======              =======            =========
TOTAL RETURN(3)............................     6.15%             7.58%                2.60%             13.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).......    $6.9              $1.2                 $6.6               $5.1
Ratios to average net assets (annualized)
 Expenses..................................     3.88%             3.11%                3.05%              3.21%
 Expenses, without expense reimbursement...     4.50%               --                   --                 --
 Net investment income.....................    (1.41%)            (.12%)              (1.13%)            (1.15%)
 Net investment income, without expense
   reimbursement...........................    (2.02%)              --                   --                 --
Portfolio turnover rate....................      120%              135%                 120%               116%

--------------------------------
 (1)  Commencement of offering of sales.
 (2)  Based on average month-end share outstanding.
 (3) Total return for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE TRUST
------------------------------------------------------------------------------

  The Trust is an open-end, management investment company. This type of company is commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a more diversified portfolio of securities than such investors could assemble independently by combining their resources in an effort to achieve such goals. The Fund is a diversified portfolio of the Trust and is one of two series of shares of beneficial interest which the Trust is currently authorized to issue. The other series is Van Kampen American Capital Global Government Securities Fund ("Global Government").

  Fourteen Trustees have the responsibility for overseeing the affairs of the Trust. The Adviser, 2800 Post Oak Boulevard, Houston, Texas 77056 and the Subadviser, determine the investment of the Fund's assets. The Adviser also provides administrative services and manages the Fund's business and affairs. The Adviser, together with its predecessors, has been in the investment advisory business since 1926.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to provide long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Fund intends to be invested in equity securities of companies of at least three countries including the United States. Under normal market conditions, at least 65% of the Fund's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities. In selecting portfolio securities, the Fund attempts to take advantage of the differences between economic trends and the anticipated performance of securities markets in various countries.

  Normally, the Fund invests in securities of issuers traded on markets of at least three of the world's six largest countries by market capitalization (United States, Japan, United Kingdom, Germany, France and Canada), but securities of issuers traded on quoted markets of other countries are also considered for investment. The next six largest countries, in terms of market capitalization, are Switzerland, Italy, Netherlands, Australia, Sweden and Spain.

  The Adviser, subject to the direction of the Trustees, provides the Fund with an overall investment program consistent with the Fund's objective and policies. The Adviser is solely responsible for advising the Fund with respect to investments in the United States. The Subadviser, subject to overall review by the Adviser and the Trustees and other authorized officers, is responsible for recommending an optimal geographic equity allocation and is responsible for providing advice with respect to the Fund's investments in countries other than the United States. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis provided by the Adviser and the Subadviser of trends and developments affecting such markets and securities. The Adviser and the Subadviser are sometimes referred to as the Advisers.

  While the investment policy of the Fund is to be broadly diversified as to both countries and individual issuers, the Advisers select individual countries and securities on the basis of several factors. Investments are allocated among issuers in countries selected based on a comparison of values between the equity markets in those countries. This comparison is based upon criteria such as return on equity, book value, earnings, dividends, and interest rates in each market. After evaluating these factors and others for each country and comparing opportunities among countries, the Advisers select those countries which, in their opinion, have the most attractive equity markets. This evaluation is influential in deciding the amount of investment in each equity market. Individual equity securities are selected within each market. The Advisers seek the most attractive individual equity securities based on factors such as book value, earnings per share and other financial data. The Advisers' approach to both country and individual security selection is characterized as a quantitative method utilizing specific financial criteria to identify both value and opportunity in the equity markets. The Advisers also endeavor to identify industry, political, and geographical trends which may affect equity values within individual countries or among a group of countries. The Advisers use these financial criteria and analysis of industry, political, and geographical trends to evaluate and compare equity investment opportunities among various countries and among securities within each country with the objective of identifying and investing in those securities which can best meet the Fund's investment objective. Of course, there is no assurance that the Advisers will be successful in this endeavor or that the investment objective will be realized.

  The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

  The Fund may invest cash temporarily in short-term debt instruments. Such temporary investments will only be made with cash held to maintain liquidity or pending investment. See "Temporary Short-Term Investments" herein.

  The investment objective and policies, the percentage limitations and the kinds of securities in which the Fund may invest may be changed by the Trustees unless expressly governed by those limitations as described under "Investment Practices -- Investment Restrictions" which can be changed only by action of the shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

  RISK FACTORS. An investment in the Fund involves risks similar to those of investing in foreign common stocks generally. Investment in common stocks of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign common stocks may not be as liquid and may be more volatile than comparable domestic common stocks.

  Furthermore, issuers of foreign common stocks are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities purchased or sold in United States dollars, will incur transaction costs in converting currencies. Also, brokerage costs incurred in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs. See also "Investment Practices" for a discussion of certain additional risks related to investment practices that may be utilized by the Fund, including use of options, futures contracts and related options.

  FOREIGN CURRENCY TRANSACTIONS. The value of the Fund's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund does not purchase and sell foreign currencies as an investment.

  The Fund also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

  The Fund may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Fund purchases a foreign security traded in the hedged currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Fund will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.

  TEMPORARY SHORT-TERM INVESTMENTS. It is the Fund's policy to be fully invested in common stocks and securities convertible into common stocks. However, the Fund may hold a portion of its assets in cash to meet redemptions and other day-to-day operating expenses. The Fund may invest cash held for such purposes in obligations of the United States and of foreign governments, including their political subdivisions, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's Investors Services, Inc. or A-1 or A-2 by Standard & Poor's Corporation. The Fund also may invest cash held for such purposes in short-term, high grade foreign debt securities. High grade foreign debt securities are those debt securities of foreign issuers which the Advisers determine to have creditworthiness substantially equivalent to that of domestic issuers of debt securities rated investment grade.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds ten percent of the value of the Fund's net assets. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See the Statement of Additional Information.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Advisers are responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution of services on a continuing basis. The Advisers are authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Advisers are authorized to pay higher commissions to brokerage firms that provide investment and research information than to firms which do not provide such services if the Advisers determine that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Advisers in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of brokerage commissions or dealer mark-up and other transaction costs on the sale of securities as well as on the investment of the proceeds in other securities. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the average value of portfolio securities, excluding debt securities whose maturities at acquisition were one year or less. The rate may exceed 100% in any given year, which is higher than that of many other investment companies. The turnover rate will not be a limiting factor, however, if the Advisers deem portfolio changes appropriate.


  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. The Advisers believe the risk of loss on such transactions is slight, because, if a borrower were to default for any reason, the collateral should satisfy the obligation. See the Statement of Additional Information.


  RESTRICTED SECURITIES. The Fund may invest up to ten percent of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Advisers pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value.

  SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

  To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. However, the Fund will not purchase and deliver new securities to satisfy its short order if such purchase and sale would cause such Fund to derive more than 30% of its gross income from the sale of securities held for less than three months.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Advisers' expectations concerning the securities markets.

  In times of stable or rising security prices, the Fund generally seeks to obtain maximum exposure to the securities markets, i.e., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with security market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

  If the Advisers forecast a market decline, the Fund may take a defensive position, reducing its exposure to the securities markets by increasing its cash position. By selling futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's portfolio securities. Sale of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling stock index futures contracts, the Fund can purchase stock index puts (or stock index futures puts) to hedge the portfolio's risk in a declining market. Since the value of a put increases as the index declines below a specified level, the portfolio's value is protected against a market decline to the degree the performance of the index correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

  In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. See the Statement of Additional Information for further discussion of options, futures contracts and related options, and risks related thereto.

  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Advisers are not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may write or purchase options in privately negotiated transactions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option purchased by the Fund is considered an illiquid security. Under current policy, any OTC Option written by the Fund will be with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price. Any such OTC Option is presently considered illiquid to the extent that the formula price exceeds the intrinsic value of the option. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts by the

Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than ten percent of its net assets in illiquid securities including OTC Options and repurchase agreements which have a maturity of longer than seven days.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions which may not be changed without the approval of the holders of a majority of the Fund's shares. See the Statement of Additional Information. The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:

    1. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry.

    2. Invest more than five percent of its total assets (taken at current value) in securities of a single issuer other than the United States Government, its agencies or instrumentalities, or hold more than ten percent of the outstanding voting securities of an issuer.

    3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than ten percent of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

    4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and nearly $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Van Kampen American Capital Distributors, Inc., the Distributor of the Fund and the sponsor of the Funds mentioned above, is also a wholly owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

  THE SUBADVISER. The Subadviser provides investment advisory services to the Adviser of the Fund with respect to the Fund's investments in foreign securities, including recommending optimal geographic asset allocation and currency exposure. The Subadviser is a United Kingdom-based investment management company whose investment management activities originated in the 1920s, and was incorporated in 1955 to provide a corporate structure for a management group. Located at 4 Battle Bridge Lane, London SE1 2HR, England, the Subadviser is a wholly owned subsidiary of Govett & Company Limited, a corporation listed on the London Stock Exchange. The Govett Group, which manages or administers investment funds valued at approximately $8.6 billion, maintains offices in London, Singapore, Jersey (Channel Islands), Sacramento, Raleigh, and San Francisco.

  ADVISORY AGREEMENTS. The Trust retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of the Fund's portfolio securities. The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and placement of portfolio transactions in the foreign equity markets. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Fund believes it is justified by the special international nature of the Fund and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Fund. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution charges, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense, ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein. Pursuant to the Sub-advisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.


  From time to time as the Adviser, the Subadviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors/trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Jeff New is primarily responsible for the day-to-day management of the Fund's investment portfolio with respect to investments in the United States. Mr. New is Vice President of the Fund. He has been an associate portfolio manager with the Adviser since April 1990. Prior to that he was a securities analyst with Texas Commerce Investment Management Company. Mr. New has been primarily responsible for managing the Fund's investment portfolio with respect to investments in the United States since May 13, 1994. The Subadviser has employed Peter Kysel since September 1994 as Director and Fund Manager. He is primarily responsible for allocating the Fund's investments between United States and non-United States equity securities and the day-to-day management of the Fund's investments in countries other than the United States. Mr. Kysel began managing the Fund's investment portfolio effective December 21, 1994. Mr. Kysel was previously a managing director of the investment banking division of Komercni Bank.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class B shares.

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.

  CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares as the case may be, from the burden of the ongoing distribution fee.

  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A.


  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, the Distributor will reject any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds advised by the Adviser. See "Shareholder Services -- Exchange Privilege."

  The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers." Class A shares are sold with an initial sales charge; Class B shares and Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge upon certain redemptions. See "Alternative Sales Arrangements" for a discussion of factors to consider in selecting which class of shares to purchase. Contact the Investor Services Department at (800) 421-5666 for further information and appropriate forms.

  Initial investments must be at least $500, and subsequent investments must be at least $25. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the designated dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly owned subsidiary of Van Kampen American Capital ("ACCESS"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the method of purchasing shares chosen by the investor, as shown in the tables herein. Net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. With respect to foreign securities, income is accrued by the Fund on the ex date or when data becomes available, whichever is later. Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Short-term investments and other securities are valued in the manner described in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A, Class B and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value plus applicable Class A sales charges after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid, and (iii) Class B and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services -- Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fees. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. The Distributor may also provide additional compensation on sales made by entities which have contracted to be an agent for specific transaction processing and services. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                          REALLOWED
                                                                         TO DEALERS
                                             AS % OF        AS % OF      (AS A % OF
                 SIZE OF                   NET AMOUNT      OFFERING       OFFERING
               INVESTMENT                   INVESTED         PRICE         PRICE)
-----------------------------------------------------------------------------------
Less than $50,000........................     6.10%          5.75%          5.00%
$50,000 but less than $100,000...........     4.99%          4.75%          4.00%
$100,000 but less than $250,000..........     3.90%          3.75%          3.00%
$250,000 but less than $500,000..........     2.83%          2.75%          2.25%
$500,000 but less than $1,000,000........     2.04%          2.00%          1.75%
$1,000,000 and over......................       *              *              *
-----------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of one percent in the event of certain redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: one percent on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. Dealers which are reallowed all or substantially all of the sales commissions may be deemed to be underwriters for purposes of the 1933 Act.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Money Market Fund ("VK Money Market"), Van Kampen American Capital Tax Free Money Fund ("VK Tax Free"), Van Kampen American Capital Reserve Fund ("Reserve") and The Govett Funds, Inc.

  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least five percent of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Fund Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, other Participating Funds, VK Money Market, VK Tax Free or Reserve with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be one percent of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker or dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made an amount up to 0.50% of the amount invested, over a twelve month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to one percent for such purchases.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, VK Money Market, VK Tax Free or Reserve. For such investments the Fund imposes a contingent deferred sales charge of one percent in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: one percent on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer or financial institution may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Service Organizations will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------
                                                   CONTINGENT DEFERRED
                                                    SALES CHARGE AS A
                                                      PERCENTAGE OF
                                                      DOLLAR AMOUNT
YEAR SINCE PURCHASE                                 SUBJECT TO CHARGE
------------------------------------------------------------------------------
First....................................................     5%
Second...................................................     4%
Third....................................................     3%
Fourth...................................................   2.5%
Fifth....................................................   1.5%
Sixth....................................................   None

------------------------------------------------------------------------------

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired ten additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), ten shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of four percent (the applicable rate in the second year after purchase).

  A commission or transaction fee of four percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of one percent. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, and second, of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of one percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Broker-dealers and other Service Organizations will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The contingent deferred sales charge is waived on redemptions of Class B and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption.

See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of those services.

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds or Reserve, may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized investment dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than two percent of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, VK Money Market, VK Tax Free or Reserve.

  If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of any other fund without sales charge, provided that shares of certain Van Kampen American Capital fixed-income funds may not be exchanged within 30 days of acquisition without Adviser approval. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A Shares of VK Money Market, VK Tax Free or Reserve that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of VK Money Market, VK Tax Free or Reserve acquired through an exchange of Class B or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, VK Money Market, VK Tax Free or Reserve may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.

  Class B and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B and Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based upon the holding period requirements of the original fund.

  Since the maximum sales charge rate applicable to purchases of Class A shares of the Fund is higher than the maximum sales charge rate applicable to the purchase of Class A shares of Van Kampen American Capital fixed-income funds, the foregoing exchange privilege may be utilized to reduce the sales charge paid to purchase Class A shares of the Fund.

  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS, or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See "Purchase of Shares" and "Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

  Class B and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized investment dealer. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B and Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of one percent may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. To establish such privilege a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B and Class C shares.

  In cases of disability, the contingent deferred sales charge on Class B and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION PLANS
------------------------------------------------------------------------------


  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Trustees of the Trust, and the shareholders of each class of the Fund have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." Each Distribution Plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules limit the annual distribution charges that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B or Class C shares to reimburse the Distributor for service fees paid by it to Service Organizations and for its distribution costs.

  The Distributor uses the Class A, Class B and Class C service fee to compensate Service Organizations for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for (i) upfront commissions and transaction fees of up to four percent of the purchase price of Class B shares purchased by the clients of broker-dealers and other Service Organizations and (ii) other distribution expenses as described in the Statement of Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for (i) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares and (ii) other distribution expenses as described in the Statement of Additional Information.


  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Distribution Plans. In their review of the Distribution Plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.


  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

  The distribution fee attributable to Class B or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund in that in both cases such charges provide for the financing of the distribution of the Fund's shares.

  Actual distribution expenditures paid by the Distributor with respect to Class B or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such Plans are in effect. For example, if in a fiscal year the Distributor incurred distribution expenses under the Class B Plan of $1 million, of which $500,000 was recovered in the form of contingent deferred sales charges paid by investors and $400,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $100,000 would be subject to recovery in future fiscal years from such sources. For the plan year ended June 30, 1995, the unreimbursed expenses incurred by the Distributor and carried forward were approximately $1.8 million or 2.68% of the Class B shares' average daily net assets and $96,000 or 1.45% of the Class C shares' average daily net assets.

  If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay and has no liability to the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed annually as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution charges and incremental transfer agency fees applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value. See "Shareholder Services -- Reinvestment Plan."

  Transactions in stock index futures traded on domestic exchanges or boards of trade will generally give rise to a combination of short-term and long-term capital gains and losses.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The Fund has qualified and intends to be taxed as a regulated investment company under the Code. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends from net investment income and distributions from any net realized short-term capital gains are taxable to shareholders as ordinary income. Long-term capital gains constitute long-term capital gains for federal income tax purposes. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.


  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions.


  To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.

  Dividends and distributions paid by the Fund have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though subject to income taxes as discussed herein.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible, and may file elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding.

  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market generally are treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his or her Fund shares.

  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisors for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year and for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A, Class B and Class C shares. Class A total return figures include the maximum sales charge of 5.75%; Class B and Class C total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds or with the Dow Jones Industrial Average Index or Standard &

Poor's, or with other global indexes, such as the Morgan Stanley Capital International World Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Mutual Fund Forecaster, Stanger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for Class A, Class B and Class C shares of the Fund in any advertisement or information including performance data of the Fund. The Fund may also refer to results of top performing world equity markets as compiled by Morgan Stanley Capital International or other independent statistical services or to products or services produced or provided by domestic or foreign companies.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Trust was originally incorporated in the State of Maryland on May 25, 1990 and reorganized on August 31, 1995, under the laws of the state of Delaware as a business entity commonly known as a "Delaware business trust,"and presently is authorized to sell two series. These series are Van Kampen American Capital Global Government Securities Fund and the Fund. Each of these series is authorized to issue an unlimited number of Class A, Class B and Class C shares of beneficial interest of $0.01 par value. Other classes of shares may be established from time to time in accordance with provisions of the Trust's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.

  The Fund currently offers three classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."

  The Fund is permitted to issue an unlimited number of classes. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.


------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------


  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

                                       VAN KAMPEN AMERICAN CAPITAL
                                       GLOBAL EQUITY FUND
                                          ------------------
                                       2800 Post Oak Boulevard
                                       Houston, TX 77056
                                          ------------------

                                       Investment Adviser

                                       VAN KAMPEN AMERICAN CAPITAL
                                       ASSET MANAGEMENT, INC.
                                       2800 Post Oak Boulevard
                                       Houston, TX 77056

                                       Investment Subadviser

                                       JOHN GOVETT & CO. LIMITED
                                       4 Battle Bridge Lane
                                       London SE1 2HR
                                       England

                                       Distributor

                                       VAN KAMPEN AMERICAN CAPITAL
                                       DISTRIBUTORS, INC.
                                       One Parkview Plaza
                                       Oakbrook Terrace, IL 60181

                                       Transfer Agent

                                       ACCESS INVESTOR SERVICES, INC.
EXISTING SHAREHOLDERS--                P.O. Box 418256
FOR INFORMATION ON YOUR                Kansas City, MO 64141-9256
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE                   Custodian
NUMBER--(800) 421-5666
                                       STATE STREET BANK AND
PROSPECTIVE INVESTORS--CALL            TRUST COMPANY
YOUR BROKER OR (800) 421-5666          225 West Franklin Street
                                       P.O. Box 1713
DEALERS--FOR DEALER                    Boston, MA 02105-1713
INFORMATION, SELLING                   Attn: Van Kampen American Capital Funds
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE                   Legal Counsel
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666                 O'MELVENY & MYERS
                                       400 South Hope Street
FOR SHAREHOLDER AND DEALER             Los Angeles, CA 90071
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE              Independent Accountants
FOR THE DEAF (TDD)
DIAL (800) 772-8889                    PRICE WATERHOUSE LLP
                                       1201 Louisiana
FOR TELEPHONE TRANSACTIONS             Suite 2900
DIAL (800) 421-5684                    Houston, TX 77002

                               GLOBAL EQUITY FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                               SEPTEMBER 1, 1995

        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

            VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST
                 VAN KAMPEN AMERICAN CAPITAL GLOBAL EQUITY FUND

                               SEPTEMBER 1, 1995

     Van Kampen American Capital Global Equity Fund (the "Fund") is a diversified series of Van Kampen American Capital World Portfolio Series Trust (the "Trust") an open-end investment company which presently is authorized to sell shares of two series.

                             ---------------------

     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated September 1, 1995. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
GENERAL INFORMATION...................................................................    2
INVESTMENT OBJECTIVE AND POLICIES.....................................................    3
OPTIONS, FUTURES AND RELATED OPTIONS..................................................    4
REPURCHASE AGREEMENTS.................................................................    9
LOANS OF PORTFOLIO SECURITIES.........................................................   10
INVESTMENT RESTRICTIONS...............................................................   10
TRUSTEES AND EXECUTIVE OFFICERS.......................................................   12
INVESTMENT ADVISORY AGREEMENT.........................................................   16
DISTRIBUTOR...........................................................................   18
DISTRIBUTION PLANS....................................................................   18
TRANSFER AGENT........................................................................   20
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................   20
DETERMINATION OF NET ASSET VALUE......................................................   21
PURCHASE AND REDEMPTION OF SHARES.....................................................   22
EXCHANGE PRIVILEGE....................................................................   26
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES............................................   26
FUND PERFORMANCE......................................................................   28
OTHER INFORMATION.....................................................................   29
FINANCIAL STATEMENTS..................................................................   29

GENERAL INFORMATION

     The Trust was originally incorporated in Maryland on May 25, 1990 and reorganized under the laws of Delaware on August 31, 1995.

     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Advantage Capital Corporation, a retail broker-dealer affiliate of the Distributor, is a wholly owned subsidiary of VK/AC Holding, Inc.

     John Govett & Co. Limited (the "Subadviser") is a wholly owned subsidiary of Govett & Company Limited, a corporation listed on the London Stock Exchange.

     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC's roots in money management extend back to 1926. Today, we manage or supervise more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.

     VKAC equity fund philosophy is to normally remain fully invested and diversified across many industries to achieve consistent long-term returns.

     VKAC uses a four-step investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.

     Fully Invested: Money invested in a VKAC stock fund will normally be fully invested in the market to attempt to maximize the potential for long-term returns. The importance of being fully invested can be illustrated by the following comparison. By missing fewer than four percent of the months during the past 68 years, the value of one dollar invested in 1926 was $11.57 at the end of 1994, compared to $810.54 for one dollar that was invested for the entire period (Source: Micropal, Inc.). During the most recent five-year period (1990-1994), the average annual total return for stocks, as measured by the Standard and Poor's 500 Stock Index, a broad-based, unmanaged index, was 8.87 percent. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was just 0.67 percent. Of course, past performance is no guarantee of future results.

     Widely Varied: A widely varied portfolio usually reduces risk and increases relative stability. Since VKAC's goal is consistency, a widely varied portfolio across industries is emphasized. VKAC stock funds are varied both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, the stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

     Clearly Defined: The basic characteristics of VKAC funds are determined by a pre-defined profile which remains constant over time.

     Blended Investment Style: Market conditions are constantly changing, which means the stocks that perform well should be expected to change. A rigid investment style might cause an investor to suffer when certain types of stocks lose favor with the market. The two most common investment styles are growth, which emphasizes companies that are projected to experience rapid growth in earnings, and value, which focuses on companies whose stock is selling for less than the company's trust worth. At VKAC, our style is blended between growth and value on a fund-specific basis. The results of our approach are constantly evaluated and compared to other similar funds. Although past performance is no guarantee of future results, VKAC remains committed to our belief that this approach should help maximize potential for long-term returns.

     As of August 11, 1995, no one person was known to own beneficially or to hold of record five percent or more of the outstanding shares of any class of the Fund except for those listed below:

                                                         NATURE                 NUMBER
                                                           OF                  OF SHARES
              NAME AND ADDRESS OF HOLDER               OWNERSHIP     CLASS       HELD        PERCENT
              --------------------------               ----------    -----     ---------     -------
Van Kampen American Capital Trust Company              of record      A        1,812,928      35.58%
  2800 Post Oak Blvd.
  Houston, TX 77056

Van Kampen American Capital Trust Company              of record      B        1,494,254      26.53%
  2800 Post Oak Blvd.
  Houston, TX 77056

Smith Barney Inc.                                      of record      B          555,103       9.86%
  388 Greenwich Street, 11th Floor
  New York, NY 10013-2375

Van Kampen American Capital Trust Company              of record      C           56,501      10.31%
  2800 Post Oak Blvd.
  Houston, TX 77056

Merrill Lynch Pierce Fenner & Smith Inc.               of record      C           44,903       8.20%
  Mutual Fund Operations
  4800 Deer Lake Drive East,
  3rd Floor
  Jacksonville, FL 32246-6484

PaineWebber Inc.                                       of record      C           41,231       7.53%
  1000 Harbor Blvd., 6th Floor
  Weehawken, NJ 07087-6727

Smith Barney Inc.                                      of record      C          120,809      22.05%
  388 Greenwich Street, 11th Floor
  New York, NY 10013-2375

INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed. Readers must also refer to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     The investment objective of the Fund is to provide long-term growth of capital.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

     The Fund may write and invest in options, futures contracts and related options thereon. For further discussion of options, futures and related options see "Investment Practices" in the Prospectus and "Options, Futures and Related Options" herein.

OPTIONS, FUTURES AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in a substantially higher portfolio turnover rate than that of most other investment companies.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in segregated account with its Custodian cash, cash equivalents or U.S. Government securities in any amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     The Fund intends to limit its ability to write options such that the aggregate value of the securities underlying the calls or the obligations underlying the puts determined as of the date the options are sold shall not exceed 25% of its net assets.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction", which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding and limits it ability to achieve long-term growth of capital for such period; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may write or purchase options which are listed on an exchange as well as options which are traded over-the-counter.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     The Fund may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the Advisers believe that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Option on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices and Restrictions -- Using Options, Futures Contracts and Related Options" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool".

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale or a futures contract. Initially, the Fund will be required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to a percentage (which will normally range between two and ten percent) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund has purchased a futures contract and the price of the underlying security or index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the value of the underlying security or index has declined, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater (lesser) dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater (lesser) than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currencies or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities, currencies or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between the movements in the futures contracts and movements in the securities or currencies underlying them, a correct forecast of general market trends by the Advisers may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments on variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of such Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as it could sell, a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to such Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Advisers will not purchase options on futures on any exchange unless in the Advisers' opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges and boards of trade has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Advisers are combined for purposes of these limits. An exchange or board of trade may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

REPURCHASE AGREEMENTS

     In order to earn interest on funds available for very short-term investment, the Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal in value to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing it shares from sale in any such state.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a majority of its outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

     1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

     2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry.

     3. Invest more than five percent of its total assets (taken at current value) in securities of a single issuer other than the United States Government, its agencies or instrumentalities, or hold more than ten percent of the outstanding voting securities of an issuer.

     4. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than ten percent of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance.

     5. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

     6. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     7. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

     8. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

     9. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it.

    10. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

    11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

     1. The Fund may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.

     2. The Fund may not invest more than five percent of its net assets in warrants or rights valued at the lower of cost or market, nor more than two percent of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than one-half of one percent of the outstanding securities of such company, and such officers and trustees who own more than one-half of one percent own in the aggregate more than five percent of the outstanding securities of such issuer.

     4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

     5. The Fund may not invest more than five percent of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years.

     6. The Fund may not purchase or otherwise acquire any security if, as a result, more than ten percent of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to

        Rule 144A under the Securities Act of 1933 (the "1933 Act") which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

     The Fund has made an undertaking with one state that it will continue to comply with the disclosure relating to writing options and engaging in future and related options transactions as described herein. The Fund has made an undertaking with one state to provide written notification to shareholders of any change in its investment objective at least 30 days prior to implementing such change and will waive any fee or charge which may result if the shareholder decides to redeem his or her account as a result of such change in the investment objectives.

TRUSTEES AND EXECUTIVE OFFICERS

     The Trust's Trustees and Executive Officers and their principal occupations for the past five years are listed below.

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
       ---------------------                       --------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital Funds.
  Age: 63

Richard E. Caruso.................. Founder, Chairman and Chief Executive Officer, Integra
Two Radnor Station, Suite 314       Life Sciences Corporation, a firm specializing in life
King of Prussia Road                sciences. Trustee of Susquehanna University and First
Radnor, PA 19087                    Vice President, The Baum School of Art. Founder and
  Age: 52                           Director of Uncommon Individual Foundation, a youth
                                    development foundation. Director of International Board
                                    of Business Performance Group, London School of
                                    Economics. Formerly, Director of First Sterling Bank, and
                                    Executive Vice President and a Director of LFC Financial
                                    Corporation, a provider of lease and project financing. A
                                    Trustee of each of the Van Kampen American Capital Funds.

Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co. A
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital Funds.
  Age: 66

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Age: 75

R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
       ---------------------                       --------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by Van Kampen American Capital
                                    Investment Advisory Corp.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.

Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital and
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 55                           Distributor, and the Adviser. Director and Executive Vice
                                    President of ACCESS, Van Kampen American Capital
                                    Services, Inc. and Van Kampen American Capital Trust
                                    Company. Director, Trustee or Managing General Partner of
                                    each of the Van Kampen American Capital Funds and other
                                    open-end investment companies and closed-end investment
                                    companies advised by the Adviser and its affiliates.

David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A Director of Source
Glendale, CA 91208                  Capital, Inc., an investment company unaffiliated with
  Age: 71                           Van Kampen American Capital. A Director and the Second
                                    Vice President of International Institute of Los Angeles.
                                    A Trustee of each of the Van Kampen American Capital
                                    Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 72                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.

Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           Fund. Director, FPA Capital Fund, Inc.; FPA New Income
Los Angeles, CA 90067               Fund, Inc.; FPA Perennial Fund, Inc.; Source Capital,
  Age: 63                           Inc.; and TCW Convertible Security Fund, Inc., investment
                                    companies unaffiliated with Van Kampen American Capital.
                                    A Trustee of each of the Van Kampen American Capital
                                    Funds.

Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Age: 71                           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
       ---------------------                       --------------------------
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to certain of the Van Kampen
Chicago, IL 60606                   American Capital Funds. A Trustee of each of the Van
  Age: 56                           Kampen American Capital Funds. He also is a Trustee of
                                    the Van Kampen Merritt Series Trust and closed-end
                                    investment companies advised by an affiliate of the
                                    Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940). Mr. Powell is an interested person of the Adviser and the Trust by reason of his position with the Adviser. Mr. Sheehan and Mr. Whalen are interested persons of the Adviser and the Trust by reason of their firms having acted as legal counsel to the Adviser or an affiliate thereof.

     The Trust's officers other than Messrs. McDonnell and Nyberg are located 2800 Post Oak Blvd., Houston, TX 77056. Messrs. McDonnell and Nyberg are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
      ------------             -----------------                  ---------------------
Nori L. Gabert...........  Vice President and          Vice President, Associate General Counsel
  Age: 42                  Secretary                   and Corporate Secretary of the Adviser.

Tanya M. Loden...........  Vice President and          Vice President and Controller of most of
  Age: 35                  Controller                  the investment companies advised by the
                                                       Adviser, formerly Tax Manager/Assistant
                                                       Controller.

Dennis J. McDonnell......  Vice President              President, Chief Operating Officer and a
  Age: 53                                              Director of the Adviser. Director of VK/AC
                                                       Holding, Inc. and Van Kampen American
                                                       Capital.

Curtis W. Morell.........  Vice President and          Vice President and Treasurer of most of the
  Age: 49                  Treasurer                   investment companies advised by the
                                                       Adviser.

Jeff New.................  Vice President              Portfolio Manager of the Adviser; formerly
  Age: 38                                              Securities Analyst with Texas Commerce
                                                       Investment Management Company.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
      ------------             -----------------                  ---------------------
Ronald A. Nyberg.........  Vice President              Executive Vice President, General Counsel
  Age: 42                                              and Secretary of Van Kampen American
                                                       Capital. Executive Vice President and a
                                                       Director of the Distributor. Executive Vice
                                                       President of the Adviser. Director of ICI
                                                       Mutual Insurance Co., a provider of
                                                       insurance to members of the Investment
                                                       Company Institute.

Robert C. Peck, Jr.......  Vice President              Senior Vice President and Director of the
  Age: 48                                              Adviser.

John R. Reynoldson.......  Vice President              Senior Investment Vice President of the
  Age: 42                                              Adviser.

Alan T. Sachtleben.......  Vice President              Executive Vice President and Director of
  Age: 53                                              the Adviser. Executive Vice President of
                                                       VK/AC Holding, Inc. and VKAC.

J. David Wise............  Vice President and          Vice President, Associate General Counsel
  Age: 51                  Assistant Secretary         and Assistant Corporate Secretary of the
                                                       Adviser.

Paul R. Wolkenberg.......  Vice President              Senior Vice President of the Adviser.
  Age: 50                                              President, Chief Operating Officer and
                                                       Director of Van Kampen American Capital
                                                       Services, Inc. Executive Vice President,
                                                       Chief Operating Officer and Director of Van
                                                       Kampen American Capital Trust Company.
                                                       Executive Vice President and Director of
                                                       ACCESS.

     The Trustees and Officers of the Trust as a group own less than one percent of the outstanding shares of the Fund. Only Messrs. Branagan, Caruso, Hilsman, Powell, Rees, Sheehan, Sisto and Woodside served as trustees of the Trust during its last fiscal year. During the fiscal year ended May 31, 1995, the Trustees who were not affiliated with the Adviser or its parent received as a group $9,529 in trustees' fees from the Fund in addition to certain out-of-pocket expenses. Such Trustees also received compensation for serving as trustees or directors of other investment companies advised by the Adviser as identified in the notes to the foregoing table. For legal services rendered during the last fiscal year, the Fund paid legal fees of $6,380 to the law firm of O'Melveny & Myers, of which Mr. Sheehan is Of Counsel. The firm also serves as legal counsel to other Van Kampen American Capital Funds.

     Additional information regarding compensation paid by the Fund and the related mutual funds for which the Trustees serve as directors or trustees is set forth below. The compensation shown for the Fund is for the most recent fiscal year and the total compensation shown for the Fund and other related mutual Funds is for the calendar year ended December 31, 1994. Mr. Powell is not compensated for his service as Trustee because of his affiliation with the Adviser.

                               COMPENSATION TABLE


                                                                                          TOTAL
                                                                    PENSION OR         COMPENSATION
                                                                    RETIREMENT        FROM REGISTRANT
                                                 AGGREGATE        BENEFITS ACCRUED       AND FUND
                                                COMPENSATION      AS PART OF FUND     COMPLEX PAID TO
                   NAME OF PERSON              FROM REGISTRANT       EXPENSES         DIRECTORS(1)(5)
                   --------------              ---------------       --------         ---------------
        J. Miles Branagan....................   $1,430                 -0-               $64,000
        Dr. Richard E. Caruso(3).............   $1,385(2)              -0-               $64,000
        Dr. Roger Hilsman....................   $1,470                 -0-               $66,000
        David Rees...........................   $1,430                 -0-               $64,000
        Lawrence J. Sheehan..................   $1,495                 -0-               $67,000
        Dr. Fernando Sisto(3)................   $1,835(2)              -0-               $82,000
        William S. Woodside(4)...............   $1,285                 -0-               $18,000


---------------

(1) Represents 29 investment company portfolios in the fund complex.


(2) Amount reflects deferred compensation of $1,385 and $950 for Messrs. Caruso and Sisto, respectively.



(3) Messrs. Caruso and Sisto have deferred compensation in the past. The cumulative deferred compensation paid by the Fund is as follows: Caruso, $3,924; Sisto, $2,836.



(4) Prior to October 6, 1994, Mr. Woodside's compensation was paid by the Adviser. As a result, with respect to the second and fourth columns, $565 and $36,000, respectively, was paid by the Adviser directly.


(5) Includes the following amounts for which the various Funds were reimbursed by the Adviser -- Branagan, $2,000; Caruso, $2,000; Hilsman, $1,000; Rees, $2,000; Sheehan, $2,000; Sisto, $2,000; Woodside, $1,000 (Mr. Woodside was paid $36,000 directly by the Adviser as discussed in footnote 4 above).

     Beginning July 21, 1995, the Fund pays each trustee who is not affiliated with the Adviser, the Distributor or VKAC an annual retainer of $779 and a meeting fee of $22 per Board meeting plus expenses. No additional fees are paid for committee meetings or to the chairman of the board. In order to alleviate an additional expense that might be caused by the new compensation arrangement, the trustees have approved a reduction in the compensation per trustee and have agreed to an aggregate annual compensation cap with respect to the combined fund complex of $84,000 per trustee until December 31, 1996, based upon the net assets and the number of Van Kampen American Capital funds as of July 21, 1995 (except that Mr. Whalen, who is a trustee of 34 closed-end funds advised by an affiliate of the Adviser, would receive an additional $119,000 for serving as a trustee of such funds). In addition, the Adviser has agreed to reimburse the Fund through December 31, 1996 for any increase in the aggregate trustees' compensation paid by the Fund over their 1994 fiscal year aggregate compensation.

INVESTMENT ADVISORY AGREEMENT

     The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment programs.

     The Adviser has entered into a subadvisory agreement with the Subadviser to assist it in performing its investment advisory functions (the "Sub-advisory Agreement"). The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and placement of portfolio transactions in the foreign equity markets. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser. The Adviser and Subadviser are hereinafter sometimes referred to as the "Advisers."

     The Adviser also furnishes the services of the Trust's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Trust's day-to-day operations. The Trust, however, bears the cost of its accounting services, which include maintaining its financial books and records. The costs of such accounting services include the salaries and overhead expenses of the Trust's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays shareholder service agency fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Trust pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly, computed at the annual rate of 1.00% of average daily net assets of the Fund.

     The Fund's average net assets are determined by taking the average of all determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc., in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Trust's benefit and to advise the Trustees of the Trust of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Trust, calculated separately for each series, for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Trust's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if the amount of such excess exceeds the Adviser's monthly compensation, the Adviser will pay the Trust an amount sufficient to make up the deficiency, subject to readjustment during the Trust's fiscal year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) payments made by the Fund pursuant to the distribution plans (described below).

     The most restrictive applicable limitation is 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.The Advisory Agreement also limits the extent to which the Adviser shall be liable to the Trust for acts or omissions.

     The Advisory Agreement has an initial term of two years and thereafter may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees, or (ii) by vote of a majority of the Fund's outstanding voting securities; and (b) by the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     For the fiscal years ended May 31, 1993, 1994 and 1995, the Adviser received $70,621 (net of contractual expense reduction of $49,813), $544,485 and $1,200,835, respectively, in advisory fees from the Fund. For such periods the Fund paid $8,546, $27,600 and $28,800, respectively, for accounting services.

     Pursuant to the Advisory Agreement and the Sub-advisory Agreement, the Trust has agreed to indemnify the Adviser and the Adviser has agreed to indemnify the Subadviser, respectively, against any taxes imposed by the United Kingdom on the Trust for its investment related activities as contemplated in each Agreement. Neither the Adviser nor the Subadviser may be indemnified, however, with respect to any liabilities incurred by such party's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements or to the Trust.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Trust's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of sales literature and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. During the fiscal years ended May 31, 1993, 1994 and 1995, total underwriting commissions on the sale of shares of the Fund were $37,359, $567,966 and $399,444, respectively. Of such total, the amount retained by the Distributor was $3,758, $37,912 and $1,104, respectively. The remainder was reallowed to dealers. Of such dealer reallowance, $11,793, $87,300 and $43,099, respectively was received by Advantage Capital Corporation, an affiliated dealer of the Distributor.

DISTRIBUTION PLANS

     The Trust adopted a Class A distribution plan, a Class B distribution plan and a Class C distribution plan (the "Class A Plan," "Class B Plan" and "Class C Plan," respectively) to permit the Trust directly or indirectly to pay expenses associated with servicing shareholders and in the case of the Class B Plan and Class C Plan the distribution of its shares (the Class A Plan, the Class B Plan and the Class C Plan are sometimes referred to herein collectively as "Plans" and individually as a "Plan").

     The Trustees have authorized payments by the Fund under the Plans to reimburse the Distributor for its payments to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Organizations") for administration, for servicing Fund shareholders who are also their clients and/or for distribution. Such payments are based on an annual percentage of the value of Fund shares held in shareholder accounts for which such Service Organizations are responsible. With respect to the Class A Plan, the Distributor intends to make payments thereunder only to compensate Service Organizations for personal service and/or the maintenance of shareholder accounts. With respect to the Class B and C Plans, authorized payments by the Fund include payments at an annual rate of up to 0.25% of the net assets of the shares of the respective class to reimburse the Distributor for payments for personal service and/or the maintenance of shareholder accounts. With respect to the Class B Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class B shares to reimburse the Distributor for (1) commissions and transaction fees of up to four percent of the purchase price of Class B shares purchased by the clients of broker-dealers and other Service Organizations, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the three month LIBOR rate plus one and one-half percent compounded quarterly on the unreimbursed distribution expenses. With respect to the Class C Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class C shares to reimburse the Distributor for (1) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees paid to broker-dealers and other Service Organizations in an amount up to 0.75% of the average daily net assets of the Fund's Class C shares, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, and (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the three month LIBOR rate plus one and one-half percent compounded quarterly on the unreimbursed distribution expenses. Such reimbursements are subject to the maximum sales charge limits specified by the NASD for asset-based charges.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     As required by Rule 12b-1 under the 1940 Act, each Plan and the forms of servicing agreements were approved by the Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of any of the Plans or in any agreements related to each Plan ("Independent Trustees"). In approving each Plan in accordance with the requirements of Rule 12b-1, the Trustees determined that there is a reasonable likelihood that each Plan will benefit the Trust and its shareholders.

     Each Plan requires the Distributor to provide the Trustees at least quarterly with a written report of the amounts expended pursuant to each Plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with its terms, each Plan will continue in effect for a period of one year and thereafter will continue in effect so long as such continuance is specifically approved at least annually by the Trustees, including a majority of Independent Trustees.

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. Any change in any of the Plans that would materially increase the distribution expenses borne by the Fund requires shareholder approval, voting separately by class; otherwise, it may be amended by a majority of the Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     For the fiscal year ended May 31, 1995, the Fund's aggregate expenses under the Class A Plan were $136,131 or .25% of the Class A shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to Service Organizations for servicing Fund shareholders and for administering the Class A Plan. For the fiscal year ended May 31, 1995, the Fund's aggregate expenses under the Class B Plan were $594,069 or 1.00% of the Class B shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $445,552 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class B shares of the Fund and $148,517 for fees paid to Service Organizations for servicing Class B shareholders and for administering the Class B Plan. For the fiscal year ended May 31, 1995, the Fund's aggregate expenses under the Class C Plan were

$62,244 or 1.00% of the Class C shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $46,683 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class C shares of the Fund and $15,561 for fees paid to Service Organizations for servicing Class C shareholders and for administering the Class C Plan.

TRANSFER AGENT

     During the fiscal year ended May 31, 1995, ACCESS, shareholder service agent and dividend distributing agent for the Fund, received fees aggregating $586,655 for these services. These services are provided at cost plus a profit.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Advisers to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisers seek the best security price at the most favorable commission rate. In selecting broker/dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Advisers. Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Funds and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Funds.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement and the Sub-advisory Agreement, the Trustees have authorized the Advisers to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisers. The Advisers are of the opinion that the continued receipt of supplemental investment research services from brokers is essential to its provision of high quality portfolio management services to the Fund. The Advisers undertake that such higher commissions will not be paid by the Fund unless (a) the Advisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisers' overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Advisers, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisers' receipt of research services.

     The Advisers place portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of their accounts; not all of such services may be used by the Advisers in connection with the Fund. In the opinion of the Advisers, the benefits from research services to each of the accounts (including the Fund) managed by the Advisers cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisers, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     The Advisers' brokerage practices are monitored on a quarterly basis by the Brokerage Review Committee comprised of Trustees who are not interested persons (as defined in the 1940 Act) of the Advisers. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended May 31, 1993, 1994 and 1995 totalled $113,537, $587,199 and $937,870, respectively.


     During the fiscal year ended May 31, 1995, the Fund paid $937,870 in brokerage commissions on portfolio transactions. During that same period, the Fund paid approximately $57,937 in brokerage commissions on transactions totalling approximately $40,244,483 to brokers selected primarily on the basis of research services provided to the Adviser.


     Prior to December 20, 1994, the Fund placed brokerage transactions with brokers who were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction. The Fund paid the following commissions to these brokers during the periods shown:

Commissions Paid:

                                                                        SMITH       ROBINSON
                                                                        BARNEY      HUMPHREY
                                                                        ------      ------
    Fiscal Year Ended May 31, 1993....................................  $  556      $  -0-
    Fiscal Year Ended May 31, 1994....................................  $8,315      $1,330
    Fiscal Year Ended May 31, 1995....................................  $3,391      $  154
    Fiscal 1995 Percentages:
    Commissions with affiliates to total commissions..................    .36%        .02%
    Value of brokerage transactions with affiliates to total brokerage
      transactions....................................................    .48%        .01%

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York Time) on each business day on which the Exchange is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

     The net asset value of the Fund is computed by (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the last reported bid price, using prices as of the close of trading on the Exchange, (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by the National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker/dealers, and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Trustees. Options on stocks, options on stock indexes, and stock index futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Debt securities with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Securities and Exchange Commission ("SEC").

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase of Shares."

PURCHASE OF SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Advantage Capital Corporation.

ALTERNATIVE SALES ARRANGEMENTS

     The Fund offers three classes of shares: Class A shares are subject to an initial sales charge; Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.

     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the 1933 Act.

INVESTMENTS BY MAIL

     A Shareholder Investment Account may be opened by completing the application included in the Prospectus and forwarding the application, through the designated dealer, to the shareholder service agent,

ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of $500 or more, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Subsequent investments of $25 or more may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's dealer of record, unless another dealer is designated.

     In processing applications and investments, ACCESS acts as agent for the investor and for the dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT

     The reduced sales charges reflected in the sales charge table as shown in the Prospectus apply to purchases of Class A shares of the Fund where the aggregate investment is $50,000 or more. For purposes of determining eligibility for volume discounts, spouses and their minor children are treated as a single purchaser, as is a director or other fiduciary purchasing for a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. If, for example, an investor has previously purchased and still holds Class A shares of the Fund and shares of other Participating Funds having a current offering price of $25,000, and that person purchases $30,000 of additional Class A Shares of the Fund, the sales charge applicable to the $30,000 purchase would be 4.75% of the offering price. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.

LETTER OF INTENT

     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and the value of all shares of such Funds previously purchased and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totalling five percent of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of one percent is imposed in the event of certain redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of one percent of the net asset value of the shares at the time of purchase, or one percent of the net asset value of the shares at the time of redemption.

     The CDSC -- Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. The CDSC -- Class A will be waived in connection with redemptions by Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent will apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund, Van Kampen American Capital Money Market Fund and Van Kampen American Capital Tax Free Money Fund with shares of other participating funds described as "Participating Funds" in the Prospectus.

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B and Class C shares will be subject to a contingent deferred sales charge.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     The CDSC -- Class B and C is waived on redemptions of Class B and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed, including those holidays listed under "Determination of Net Asset Value." The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. VKAC and its subsidiaries, including ACCESS (collectively, "Van Kampen American Capital"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchange security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The Fund's policy is to distribute substantially all of its taxable net investment income at least annually to shareholders of Class A, Class B and Class C shares. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher transfer agency fees applicable to the Class B and Class C shares. The Fund intends to distribute to shareholders any taxable net realized capital gains for each class at least annually. Taxable net realized capital gains are the excess, if any, of the Fund's total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years in accordance with the tax laws. Such capital gains, if any, are distributed at least once a year. All income dividends and capital gains distributions are reinvested in shares of the Fund at net asset value without sales charge on the record date, except that any shareholder may otherwise instruct the shareholder service agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment.

     The Fund expects to qualify as a regulated investment company ("RIC") under Sections 851-855 of the Code. This means the Fund must pay all or substantially all its taxable net investment income and taxable net realized capital gains to shareholders of Class A, Class B and Class C shares and meet certain diversification and other requirements. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded RIC's, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     To the extent the Fund should not distribute to its shareholders during any calendar year at least 98% of its ordinary taxable (net investment) income for the twelve months ended December 31, plus 98% of its capital gains net income for the twelve months ended October 31 of such calendar year the Fund would be required to pay a four percent excise tax. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

     Dividends from net investment income and distributions from any short-term capital gains are taxable to shareholders as ordinary income. Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on the record date even though paid in the next year.

     Distributions from long-term capital gains are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares. Such distributions and distributions from short-term capital gains are not eligible for the dividends received deduction referred to above. Any loss on the sale of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution paid on such shares, subject to any exception that may be provided by IRS regulations for losses incurred under certain systematic withdrawal plans. All dividends and distributions are taxable to the shareholder whether or not reinvested in shares. Shareholders are notified annually by each Fund as to the federal tax status of dividends and distributions paid by the Fund unless such amount is less than $10.00, in which case no notice is provided.

     Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

     If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

     The Fund may qualify for and may make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a foreign tax credit by reason of the Fund's election under Section 853 of the Code subject to the certain limitations imposed by Section 904 of the Code. Also under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

BACK-UP WITHHOLDING

     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% back-up withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX TREATMENT OF OPTION AND FUTURES TRANSACTIONS

     The Code includes special rules applicable to listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other terminations of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

     Certain of the Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain identification requirements are met.

     The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and, (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

     The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been reached to make any of these elections.

FUND PERFORMANCE

     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for the one year and the three years and ten month periods ended May 31, 1995, was -2.57% and 6.80%, respectively. The Fund's average annual total return (computed in the manner described in this Prospectus) for Class B shares of the Fund for the one year and the three years and six and one-half month periods ended May 31, 1995, was -2.37% and 5.81%, respectively. The Fund's average annual total return for Class C shares of the Fund for the one year and the twenty-three month period ended May 31, 1995 was 1.69% and 7.95%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund.

     Total return is computed separately for Class A, Class B and Class C shares.

     From time to time the Fund will announce the results of its monthly polls of U.S. investor intentions -- the Van Kampen American Capital Index of Investor Intentions and the Van Kampen American Capital Mutual Fund Index -- which polls measure how Americans plan to use their money.

     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors, and may refer to the Missouri Quality Award received by ACCESS, the Fund's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality received by Van Kampen American Capital in 1994.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

OTHER INFORMATION

CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Trust. The custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Company, performs an annual audit of the Fund's financial statements.

FINANCIAL STATEMENTS

     The attached financial statements in the form in which they appear in the Annual Report to shareholders, including the related Report of Independent Accountants on the May 31, 1995 financial statements, are included in the Statement of Additional Information.

     The following information is not included in the Annual Report. This example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund.


                                                                                  MAY 31,
                                                                                   1995
                                                                                  -------
    Net Asset Value Per Class A Share                                             $11.79
    Class A Per Share Sales Charge -- 5.75% of offering price
                                      (6.10% of net asset value per share)        $  .72
                                                                                  -------
    Class A Per Share Offering Price to the Public                                $12.51

                            PORTFOLIO OF INVESTMENTS
                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
            COMMON STOCKS AND EQUIVALENTS 97.4%
            AUSTRALIA 1.1%
 18,000     CRA Limited...........................................  $    240,207
 16,000     Lend Lease Corp.......................................       209,150
 90,000     Pioneer International, Ltd............................       211,377
 60,000     Renison Goldfields....................................       185,305
 99,000     Tab Corp Holdings, Ltd................................       215,449
 61,000     Western Mining Corp...................................       324,650
                                                                    ------------
               Total Australia....................................     1,386,138
                                                                    ------------
            BELGIUM 0.3%9
  9,100     GIB...................................................       427,423
                                                                    ------------
            BRAZIL 0.4%
 40,000     Usiminas, UST, SD, Manufacturing......................       480,000
                                                                    ------------
            CANADA 0.6%
* 7,700     BCE, Inc..............................................       241,750
*15,000     Canadian Pacific, Ltd.................................       254,636
 11,000     Inco, Ltd.............................................       275,080
                                                                    ------------
              Total Canada.......................................       771,466
                                                                    ------------
            FINLAND 0.8%
 20,000     Kymmene Corp..........................................       558,762
*53,000     Nokian Tyres..........................................       440,545
                                                                    ------------
               Total Finland......................................       999,307
                                                                    ------------
            FRANCE 5.2%
    700     Carrefour.............................................       346,085
  4,450     Castorama Dubois......................................       712,143
  3,500     Christian Dior........................................       329,437
  5,200     Cie De St. Gobain.....................................       650,851
  7,500     Credit Local De France................................       658,924
  2,350     LVMH Moet Hennessy....................................       446,649
  6,400     Lyonnaise Des Eaux, SA................................       655,286
  3,600     Primagaz (Cie Gaz)....................................       638,517
  7,800     Societe ELF Aquitaine.................................       630,414
  6,675     Societe Generale......................................       784,344
  3,000     TV Francaise (TF1)....................................       279,351
  3,600     Union Assur Federa....................................       426,645
 11,600     Union Assur Paris.....................................       325,918
                                                                    ------------
               Total France.......................................     6,884,564
                                                                    ------------

            GERMANY 3.8%
  2,060     Bayer, AG.............................................       497,473
  1,800     Bayer Vereinsbank.....................................       522,819
    800     Bayerische Motoren Werke..............................       431,048
    560     Ckag Colonia Konzern, AG..............................       309,064
  1,175     Deutsche Bank, AG.....................................       575,320
  2,000     Man, AG...............................................       532,513
  1,000     Preussag, AG..........................................       297,177
  1,495     Siemens, AG...........................................       710,847


                                      F-1     See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
     1,100  Veba, AG..............................................  $    418,191
       900  Wella, AG.............................................       706,856
                                                                    ------------
               Total Germany......................................     5,001,308
                                                                    ------------
            HONG KONG 3.9%
   133,000  China Light & Power...................................       727,302
   215,000  Hong Kong Electric....................................       764,353
    50,000  HSBC Holdings.........................................       649,619
   305,000  Hong Kong Land........................................       631,350
   135,000  Hutchison Whampoa.....................................       682,391
*1,920,000  Jilin Chemical Industry...............................       407,069
    39,000  Sun Hung Kai Properties...............................       282,342
   100,000  Swire Pacific.........................................       772,433
    76,000  Wharf Holdings........................................       249,557
                                                                    ------------
               Total Hong Kong....................................     5,166,416
                                                                    ------------
            HUNGARY 0.1%
    10,000  Gredeon Richter.......................................       165,000
                                                                    ------------
            IRELAND 0.1%
*    3,000  Elan..................................................       104,625
                                                                    ------------
            ISRAEL 0.5%
    13,500  ECI Telecom...........................................       227,813
    12,500  Teva Pharmaceutical Industrial, Ltd...................       410,937
                                                                    ------------
               Total Israel.......................................       638,750
                                                                    ------------
            ITALY 1.6%
    41,500  Burgo (Cartiere), SPA.................................       281,892
    90,000  Danieli & Co..........................................       280,719
   112,800  Fiat SPA..............................................       444,947
    55,900  Rinascente (La).......................................       315,852
   211,700  Telecom Italia........................................       554,560
    33,000  Sirti, SPA............................................       253,104
                                                                    ------------
               Total Italy........................................     2,131,074
                                                                    ------------
            JAPAN 16.0%
    50,000  Ajinomoto Co., Inc....................................       567,208
    20,000  Amada, Co.............................................       198,523
    13,000  Bank of Tokyo.........................................       230,428
   *10,000  Barclays de Zoete Nikkei Warrants.....................        10,000
   *40,000  Dainippon Screen Manufacturing Co.....................       238,700
  *100,000  Denki Kagaku Kogyo....................................       388,774
       114  East Japan Railway....................................       587,344
   * 1,000  Ebara Corp............................................        38,208
    32,000  Fuji Bank.............................................       733,589
    15,000  Fuji Photo Film Co....................................       359,823
    82,000  Hitachi...............................................       791,657
    15,000  ICOM Incorporated.....................................       177,253
    35,000  Isetan Co.............................................       471,492


                                       F-2     See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
*   60,000  Isuzu Motors..........................................  $    245,318
     7,000  Ito Yokado Co.........................................       370,576
*   60,000  Japan Air Lines Co....................................       416,898
    40,000  Kitano Construction Co................................       293,530
*  100,000  Kobe Steel............................................       280,059
    25,000  Komatsu...............................................       194,683
    70,000  Kumagai Gumi Co.......................................       330,872
    10,000  Maezawa Industries....................................       226,883
   130,000  Marubeni Corp.........................................       692,821
     9,000  Maruichi Steel Tube...................................       186,115
    50,000  Matsushita Industries.................................       774,003
    69,000  Mitsubishi Construction...............................       371,805
    70,000  Mitsubishi Estate.....................................       784,993
    80,000  Mitsubishi Heavy Industries...........................       549,247
    45,000  Mitsubishi Trust & Banking Corp.......................       728,508
    60,000  NEC Corp..............................................       638,109
    50,000  New Oji Paper Co......................................       520,532
    12,000  Nikkodo Co............................................        83,805
     7,500  Nintendo Co...........................................       451,994
    16,000  Nippon Hodo Co........................................       291,167
       100  Nippon Telephone & Telegraph Corp.....................       827,179
    50,000  Nippon Yusen KK.......................................       297,784
    16,000  Nishimatsu Construction...............................       185,099
*   80,000  Nissan Diesel Motor Co................................       374,358
*  250,000  NKK Corp..............................................       629,247
    20,000  Nomura Securities.....................................       359,232
    40,000  Obayashi Corp.........................................       304,874
    35,000  Omron Corp............................................       653,471
    35,000  Onward Kashiyama......................................       479,764
    25,000  Sanwa Bank............................................       534,712
    20,000  Shin Etsu Chemical Co.................................       359,232
    60,000  Sumitomo Osaka Corp...................................       249,572
    12,000  TDK Corp..............................................       541,684
    25,000  Tokio Marine & Fire Insurance Co......................       286,558
     7,000  Tokyo Electron........................................       225,820
    18,000  Tokyu Corp............................................       116,561
    75,000  Tokyu Department Store................................       451,994
    40,000  Toshiba Corp..........................................       251,935
*   20,000  Toyota Motor Corp.....................................       387,592
    10,000  Yamanouchi Pharmarcy..................................       223,338
                                                                    ------------
               Total Japan........................................    20,964,923
                                                                    ------------


                                      F-3      See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
            MALAYSIA 1.0%
   115,000  Commerce Asset Holding................................  $    620,613
   123,000  DCB Holdings Berhad...................................       369,324
*   30,750  DCB Holdings Berhad, Warrants (expiring 12/99)........        35,186
    52,000  Resorts World BDH.....................................       339,704
                                                                    ------------
               Total Malaysia.....................................     1,364,827
                                                                    ------------
            MEXICO 0.0%
    10,010  Grupo Industria Maseca................................         6,690
                                                                    ------------
            NETHERLANDS 4.7%
    11,014  ABN Amro Holdings NV, Rights..........................       416,385
     4,051  Aegon, NV.............................................       326,784
    65,000  Elsevier, NV..........................................       751,991
    10,000  KLM...................................................       312,935
    12,609  International Nederlanden Group.......................       683,140
    18,000  Kon PTT Nederland.....................................       650,904
    27,500  Philips Electronic....................................     1,095,271
     6,850  Royal Dutch Petroleum.................................       858,788
     3,900  Unilever NV...........................................       490,644
     5,305  Ver Ned Uitgevers.....................................       630,174
                                                                    ------------
               Total Netherlands..................................     6,217,016
                                                                    ------------
            NORWAY 0.6%
    12,000  Kvaerner, AS..........................................       502,668
    21,000  Unitor, Als...........................................       309,389
                                                                    ------------
               Total Norway.......................................       812,057
                                                                    ------------
            PHILIPPINES 0.1%
     2,500  Philippine Long Distance Telephone....................       179,688
                                                                    ------------
            PORTUGAL 0.2%
*   12,000  Investec Consultant...................................       224,156
                                                                    ------------
            SINGAPORE 1.5%
    66,000  Cycle & Carriage......................................       658,578
   113,000  Overseas Union Bank...................................       721,967
    66,000  Singapore Airlines....................................       630,151
                                                                    ------------
               Total Singapore....................................     2,010,696
                                                                    ------------
            SOUTH KOREA 0.6%
    16,374  Samsung Electronic Co.................................       851,448
                                                                    ------------
            SPAIN 0.8%
    14,400  Banco Santander, SA...................................       544,595
*   37,700  Uralita...............................................       452,677
                                                                    ------------
               Total Spain........................................       997,272
                                                                    ------------
            SWEDEN 2.7%
    22,500  Astra, AB, Series B...................................       645,529
     9,300  Ericsson (LM) Telephone...............................       665,463
    10,600  Electrolux, AB........................................       489,764
    18,000  Hoganas, AG...........................................       304,211


                                      F-4      See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
    15,000  SKF, AB...............................................  $    292,354
    14,400  Skanska, AB, Series B.................................       325,801
     7,000  Stora Kopparbergs.....................................       439,826
    13,400  Svedala Industrial....................................       368,925
                                                                    ------------
               Total Sweden.......................................     3,531,873
                                                                    ------------
            SWITZERLAND 4.1%
*    1,500  Adia, SA..............................................       291,899
       240  Baloise Holdings......................................       514,359
     1,000  CS Holdings...........................................       467,210
     1,225  Ciba Geigy, AG........................................       869,524
       750  Nestle, SA............................................       757,394
       400  Publicitas Holdings...................................       408,058
       140  Roche Holdings, AG....................................       862,323
     1,000  Alusuisse Lonza Holdings..............................       589,799
       650  Schw Bankverein.......................................       232,362
       200  SGS Holding...........................................       346,717
                                                                    ------------
               Total Switzerland..................................     5,339,645
                                                                    ------------
            THAILAND 1.3%
    90,000  National Financial & Securities.......................       441,248
    11,000  Siam Cement Co........................................       705,105
*  135,000  Telecomasia...........................................       489,567
                                                                    ------------
               Total Thailand.....................................     1,635,920
                                                                    ------------
            TURKEY 0.8%
   308,000  Cimentas..............................................       232,385
   870,000  Esem Sport............................................       242,368
 1,670,000  KOC Yatirim...........................................       562,159
                                                                    ------------
               Total Turkey.......................................     1,036,912
                                                                    ------------
            UNITED KINGDOM 13.1%
    80,000  BAA...................................................       616,166
   130,000  Bank of Ireland.......................................       716,373
    75,000  Barclay's.............................................       803,954
    50,000  BOC Group.............................................       632,841
     1,900  British Petroleum, ADR................................       162,213
   147,000  British Petroleum Co., PLC............................     1,036,494
    40,000  British Telecom.......................................       250,913
   164,000  Cowie Group, PLC......................................       726,632
    77,000  CRH...................................................       490,345
    70,000  Croda International...................................       393,521
    20,000  De La Rue.............................................       294,743
    25,000  Etam..................................................        84,961
    48,000  Eurotherm.............................................       341,496
   200,000  FKI...................................................       524,059
    12,600  General Accident......................................       123,759


                                      F-5      See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
    10,000  Glaxo Wellcome........................................  $    115,293
    93,500  Granada Group.........................................       877,537
   165,000  Hanson, PLC, ADR......................................       627,561
    24,000  Inchcape..............................................       121,963
    17,000  London Electricity....................................       174,131
   150,000  MAI...................................................       633,635
    40,000  Marks & Spencer.......................................       263,618
    40,000  National Westminster..................................       342,385
   125,000  Next, PLC.............................................       666,984
    37,500  Reed International....................................       520,486
    88,000  Reuters Holdings, PLC, ADR............................       658,218
    15,000  RMC Group.............................................       262,863
    49,000  Sainsbury.............................................       350,167
   260,000  Senior Engineering....................................       367,477
    49,000  Severn Trent..........................................       446,268
    15,000  Shell Transportation & Trading........................       184,135
    50,000  Smithkline Beecham....................................       403,764
    17,000  Southern Electric.....................................       177,100
   100,000  Standard Chartered....................................       558,202
   130,000  Storehouse............................................       551,215
    75,000  Tesco.................................................       352,549
    22,000  TSB Group.............................................        88,391
    18,000  Unilever..............................................       349,452
   197,000  Vodafone Group........................................       647,594
    50,000  Wessex Water..........................................       242,179
                                                                    ------------
               Total United Kingdom...............................    17,181,637
                                                                    ------------
            UNITED STATES 31.5%
     4,300  Abbott Laboratories...................................       172,000
*    5,100  ALC Communications Corp...............................       221,850
     2,700  Allied-Signal, Inc....................................       109,013
     1,700  Aluminum Co. America..................................        79,050
     9,800  American General Corp.................................       338,100
     4,100  American Home Products Corp...........................       301,862
     4,300  American International Group, Inc.....................       489,125
     4,900  Amgen, Inc............................................       355,250
     4,300  Amoco Corp............................................       294,013
*    3,800  AMR Corp..............................................       259,350
     4,300  Apache Corp...........................................       124,700
     5,800  Applied Materials, Inc................................       446,600
     3,400  Ashland, Inc..........................................       126,225
     3,000  AT & T Corp...........................................       152,250
*    3,200  Atmel Corp............................................       140,800


                                      F-6      See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
    10,300  Baker Hughes, Inc.....................................  $    231,750
     7,000  Bank of Boston Corp...................................       255,500
     2,400  BankAmerica Corp......................................       125,400
     6,000  Baxter International, Inc.............................       209,250
     3,800  BayBanks, Inc.........................................       275,500
     6,600  Bemis, Inc............................................       188,100
     5,000  Black & Decker Corp...................................       165,000
*   15,300  BMC Software, Inc.....................................       983,025
     6,800  Bowater, Inc..........................................       266,900
     8,100  Browning Ferris Industries, Inc.......................       288,562
     2,300  Capital Cities--ABC, Inc..............................       221,950
*    9,600  Cellular Communications, Inc., Class A................       445,200
     6,600  Chemical Banking Corp.................................       304,425
*   13,300  Chips & Technologies, Inc.............................       128,013
*    7,700  Cisco Systems, Inc....................................       336,875
     6,000  Citicorp..............................................       321,000
     2,600  Clorox Co.............................................       155,675
     4,900  Colgate-Palmolive, Co.................................       377,300
     6,400  Columbia/HCA Healthcare Corp..........................       261,600
*   13,900  Community Health System, Inc..........................       489,975
*   15,000  Compaq Computer Corp..................................       586,875
     6,400  Conagra, Inc..........................................       213,600
*    1,500  Cordis Corp...........................................       103,500
*   10,600  Cox Communications, Inc., Class A.....................       172,250
     2,100  CPC International, Inc................................       127,575
     2,200  Crestar Financial Corp................................       101,200
*    3,000  Dell Computer Corp....................................       151,125
     7,700  Disney (Walt) Co......................................       428,313
     3,000  Dole Food, Inc........................................        88,500
    11,075  Dollar General Corp...................................       314,253
*    5,600  DSC Communications Corp...............................       207,200
     5,700  Du Pont (E.I.) de Nemours & Co., Inc..................       386,887
     1,900  Eastman Chemical Co...................................       114,000
*   11,500  Eckerd Corp...........................................       372,312
*    5,700  Evergreen Media Co....................................       119,700
     4,300  Exxon Corp............................................       306,913
     6,600  Federal Home Loan Mortgage Corp.......................       449,625
     4,100  Federal National Mortgage Association.................       381,300
     3,200  First Chicago Corp....................................       183,600
     5,300  FPL Group, Inc........................................       208,025
*   10,000  FTP Software, Inc.....................................       213,750


                                      F-7      See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
*    3,500  Genentech, Inc........................................  $    169,750
     5,100  General Electric Co...................................       295,800
*    6,400  General Instrument Corp...............................       197,600
     3,600  Grace (W.R.) & Co.....................................       231,300
     5,100  Green Tree Financial Corp.............................       222,488
     6,300  Greenfield Industries, Inc............................       182,700
*    5,100  Health Management Association, Inc., Class A..........       139,612
*    4,900  Healthcare Compare Corp...............................       153,125
*    4,700  Healthcare & Retirement Corp..........................       138,650
     3,200  Hercules, Inc.........................................       168,000
     2,600  Hewlett-Packard Co....................................       171,925
     5,600  Horizon Healthcare Corp...............................       102,200
     6,200  Humana, Inc...........................................       130,975
     4,300  Illinois Tool Works, Inc..............................       213,925
     6,600  Illinois Central Corp.................................       233,475
*    6,800  Integrated Device Technology, Inc.....................       295,800
*    5,300  Integrated Health Services, Inc.......................       176,887
     5,800  Intel Corp............................................       651,050
     2,600  International Paper Co................................       204,425
     6,400  International Business Machines Corp..................       596,800
*    8,800  International Rectifier Corp..........................       236,500
     9,400  James River Corp......................................       253,800
   113,200  Jardine Matheson......................................       888,620
     5,100  Johnson & Johnson.....................................       337,875
     4,700  Kennametal, Inc.......................................       152,750
*    2,300  KLA Instruments Corp..................................       160,425
*    7,700  Kroger Co.............................................       200,200
*    5,800  LAM Research Corp.....................................       332,050
     5,100  Limited, Inc..........................................       113,475
*   14,300  Lincare Holdings, Inc.................................       380,737
     2,600  Linear Technology Corp................................       159,250
     3,160  Lockheed Martin Corp..................................       188,020
*    5,100  LSI Logic Corp........................................       342,975
     8,500  Marriott International, Inc...........................       287,937
     6,800  McDonald's Corp.......................................       257,550
     9,800  Merck & Co. Inc.......................................       461,825
     3,400  Michael's Stores, Inc.................................        76,925
     8,400  Micron Technology, Inc................................       374,850
*    1,900  Microsoft Corp........................................       160,906
     4,700  Midlantic Corp........................................       178,013
*   11,300  Mirage Resorts, Inc...................................       337,587
     2,200  Mobil Corp............................................       220,825


                                      F-8      See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
    95,000  MTC Electronic Technologies, Ltd......................  $    237,500
    12,000  Mylan Laboratories, Inc...............................       343,500
*    6,800  National Semiconductor Corp...........................       170,000
     2,800  NationsBank Corp......................................       158,550
     4,300  Nautica Enterprises, Inc..............................       129,000
*    3,800  Nine West Group, Inc..................................       132,525
     6,200  NIPSCO Industries, Inc................................       213,900
     5,800  Omnicom Group, Inc....................................       334,225
*    6,800  Oracle System Corp....................................       236,300
     3,200  Pacificare Health System Inc., Class B................       212,000
     7,700  Pacificorp............................................       152,075
    17,100  Panhandle Eastern Corp................................       429,638
    10,500  Pepsico, Inc..........................................       514,500
    10,900  Philip Morris Companies, Inc..........................       794,337
    14,900  Philips Electronics, Inc..............................       597,862
     6,400  Pinnacle West Capital Corp............................       147,200
    17,500  Praxair, Inc..........................................       435,312
     5,100  Procter & Gamble Co...................................       366,562
     5,200  Providian Corp........................................       189,150
    10,700  Public Service Co., New Mexico........................       152,475
     6,000  Reliastar Financial Corp..............................       222,750
     7,500  RJR Nabisco Holdings Corp., Class A...................       195,937
*    9,000  Safeway Inc...........................................       328,500
     4,500  Sara Lee Corp.........................................       125,437
     5,300  Schering-Plough Corp..................................       417,375
     2,100  Schlumberger Limited..................................       136,500
     5,600  Scott Paper Co........................................       242,900
     3,200  Sears Roebuck & Co....................................       180,400
    21,400  Service Corp. International...........................       612,575
*    5,100  Silicon Graphics, Inc.................................       198,263
*   13,000  Smith International, Inc..............................       232,375
     6,100  St. Paul Companies, Inc...............................       310,338
*   11,500  Sun Healthcare Group, Inc.............................       191,187
*    3,800  Sun Microsystems, Inc.................................       171,000
*   12,800  Symantec Corp.........................................       294,400
     4,100  Talbots, Inc..........................................       130,175
*   13,700  Tele-Communications Inc., Class A.....................       289,413
*    3,400  Tellabs, Inc..........................................       112,200
*    3,400  Teradyne, Inc.........................................       184,025
     4,500  Texaco Inc............................................       308,250
     4,500  Texas Instruments, Inc................................       520,313
     3,400  Thermo Fibertek, Inc..................................        60,775


                                      F-9      See Notes to Financial Statements

                                  May 31, 1995
--------------------------------------------------------------------------------

Number
of Shares   Description                                             Market Value
--------------------------------------------------------------------------------
*    4,100  3Com Corp. ...........................................  $    262,400
    10,500  TIG Holdings, Inc.....................................       246,750
     4,300  Time Warner, Inc......................................       170,388
*    8,300  United Waste Systems, Inc.............................       258,856
    11,100  USX-Marathon Group....................................       220,613
*    4,300  Varity Corp...........................................       185,437
*    4,000  Viacom, Inc., Class B.................................       186,500
*   26,700  VLSI Technology, Inc..................................       695,869
     2,100  Walgreen Co...........................................       101,063
    22,200  Wal-Mart Store, Inc...................................       555,000
     2,600  Warner Lambert Co.....................................       215,475
*    6,000  Watson Pharmaceuticals, Inc...........................       220,500
       800  Wells Fargo & Company.................................       147,200
    10,900  Whitman Corp..........................................       197,563
    12,800  WMX Technologies, Inc.................................       348,800
*   12,900  WorldComm, Inc. Georgia...............................       335,400
                                                                    ------------
               TOTAL UNITED STATES................................    41,410,786
                                                                    ------------
               TOTAL COMMON STOCKS AND EQUIVALENTS
                 (Cost $118,646,263)..............................   127,921,617
                                                                    ------------

Principal
 Amount     CONVERTIBLE CORPORATE OBLIGATION 1.1%
---------
$  290,000  Acer, Inc., 4.00%, 6/10/01............................       797,500
   400,000  United Micro Elect, 1.25%, 06/08/04...................       680,000
            TOTAL CONVERTIBLE CORPORATE OBLIGATIONS                 ------------
              (Cost $1,461,425)...................................     1,477,500
                                                                    ------------
            REPURCHASE AGREEMENT 0.4%
   560,000  SBC Capital Markets, Inc., dated 5/31/95, 6.15%,
              due 6/1/95 (collateralized by U.S. Government
              obligations in a pooled cash account) repurchase
              proceeds $560,096 (Cost $560,000)...................       560,000
                                                                    ------------
   TOTAL INVESTMENTS (Cost $120,667,688) 98.9%....................   129,959,117
   OTHER ASSETS AND LIABILITIES, NET 1.1%.........................     1,405,896
                                                                    ------------
   NET ASSETS 100%................................................  $131,365,013
                                                                    ============

*Non-income producing security


                                      F-10     See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                                  May 31, 1995
--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $120,667,688)..................  $129,959,117
Foreign currency, at market value (Cost $1,888,407)...............     1,895,265
Receivable for investments sold...................................     3,647,440
Receivable for Fund shares sold...................................       764,612
Interest and dividends receivable.................................       460,962
Unrealized appreciation of forward currency exchange contracts....        62,605
Other assets......................................................        37,439
                                                                    ------------
       TOTAL ASSETS...............................................   136,827,440
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................     4,106,246
Payable for Fund shares redeemed..................................       460,867
Bank overdraft....................................................       446,802
Due to Distributor................................................       108,623
Due to Adviser....................................................       108,595
Due to shareholder service agent..................................        62,725
Deferred directors' fees..........................................         6,760
Accrued expenses and other payables...............................       161,809
                                                                    ------------
       TOTAL LIABILITIES..........................................     5,462,427
                                                                    ------------
NET ASSETS, equivalent to $11.79 per share for Class A,
  $11.50 per share for Class B and $11.61 per share
  for Class C shares..............................................  $131,365,013
                                                                    ============
NET ASSETS WERE COMPRISED OF:
Capital stock, at par; 5,094,280 Class A, 5,624,671 Class B
  and 571,734 Class C shares outstanding..........................  $     11,291
Capital surplus...................................................   125,802,905
Accumulated net realized loss on securities.......................    (3,732,923)
Net unrealized appreciation (depreciation) of securities
  Investments.....................................................     9,291,429
  Forward currency exchange contracts.............................        62,605
  Foreign currency................................................         6,858
  Other foreign denominated assets and liabilities................        (7,787)
Accumulated net investment loss...................................       (69,365)
                                                                    ------------
NET ASSETS........................................................  $131,365,013
                                                                    ============


                                      F-11     See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                            Year Ended May 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of $218,672 of foreign taxes withheld
  at source)......................................................   $1,888,505
Interest..........................................................      444,043
                                                                     ----------
       Total income...............................................    2,332,548
                                                                     ----------
EXPENSES
Management fees...................................................    1,200,835
Shareholder service agent's fees and expenses.....................      684,374
Accounting services...............................................       28,800
Service fees--Class A.............................................      136,131
Distribution and service fees--Class B............................      594,069
Distribution and service fees--Class C............................       62,244
Directors' fees and expenses......................................       11,154
Audit fees........................................................       81,001
Custodian fees....................................................      264,559
Legal fees........................................................        6,380
Reports to shareholders...........................................       68,988
Registration and filing fees......................................       94,730
Organization expenses.............................................       14,539
Miscellaneous.....................................................        3,603
                                                                     ----------
       Total expenses.............................................    3,251,407
                                                                     ----------
       Net investment loss........................................     (918,859)
                                                                     ==========
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
       Investments................................................   (1,724,952)
       Foreign currency and forward currency exchange contracts...       71,588
Net unrealized appreciation (depreciation) of securities
   during the period
       Investments................................................    5,977,159
       Foreign currency...........................................        3,908
       Forward currency exchange contracts........................      155,303
       Other foreign denominated assets and liabilities...........       (9,262)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................    4,473,744
                                                                     ==========
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................   $3,554,885
                                                                     ==========


                                      F-12    See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended May 31
                                                                                     ------------------------------
                                                                                             1995              1994
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, beginning of period..................................................    $ 95,717,344     $ 19,645,729
                                                                                     ------------     ------------
Operations
  Net investment loss............................................................        (918,859)        (456,521)
  Net realized gain (loss) on securities.........................................      (1,653,364)       2,131,835
  Net unrealized appreciation of securities during the period....................       6,127,108        1,503,543
                                                                                     ------------     ------------
    Increase in net assets resulting from operations.............................       3,554,885        3,178,857
                                                                                     ------------     ------------
Distributions to shareholders from
  Net realized gain on securities
    Class A......................................................................              --          (92,844)
    Class B......................................................................              --         (104,235)
    Class C......................................................................              --           (8,409)
                                                                                     ------------     ------------
                                                                                               --         (205,488)
                                                                                     ------------     ------------
  Excess of book-basis net realized gain on securities
    Class A......................................................................      (1,311,980)              --
    Class B......................................................................      (1,438,472)              --
    Class C......................................................................        (155,182)              --
                                                                                     ------------     ------------
                                                                                       (2,905,634)              --
                                                                                     ------------     ------------
    Total distributions..........................................................      (2,905,634)        (205,488)
                                                                                     ------------     ------------
  Capital transactions
    Proceeds from shares sold
      Class A....................................................................      42,797,541       41,722,355
      Class B....................................................................      29,086,706       47,632,240
      Class C....................................................................       4,030,850        5,489,462
                                                                                     ------------     ------------
                                                                                       75,915,097       94,844,057
                                                                                     ------------     ------------
    Proceeds from shares issued for distributions reinvested
      Class A....................................................................       1,240,023           84,865
      Class B....................................................................       1,341,370           98,060
      Class C....................................................................         131,350            7,850
                                                                                     ------------     ------------
                                                                                        2,712,743          190,775
                                                                                     ------------     ------------
    Cost of shares redeemed
      Class A....................................................................     (26,555,840)     (14,329,235)
      Class B....................................................................     (14,514,920)      (7,126,354)
      Class C....................................................................      (2,558,662)        (480,997)
                                                                                     ------------     ------------
                                                                                      (43,629,422)     (21,936,586)
                                                                                     ------------     ------------
      Increase in net assets resulting from capital transactions.................      34,998,418       73,098,246
                                                                                     ------------     ------------
INCREASE IN NET ASSETS...........................................................      35,647,669       76,071,615
                                                                                     ------------     ------------
NET ASSETS, end of period........................................................    $131,365,013     $ 95,717,344
                                                                                     ============     ============


                                      F-13    See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
 Selected data for a share of capital stock outstanding throughout each of the periods indicated.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Class A
                                                                            -------------------------------------------
                                                                                                                 Aug. 5
                                                                                  Year Ended May 31          1991(1) to
                                                                            ------------------------------      May 31,
                                                                            1995(2)      1994      1993(2)      1993(2)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....................................   $11.67      $10.76     $10.44       $ 9.33
                                                                            ------      ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment income......................................................      .23         .26       .235          .21
  Expenses...............................................................     (.27)       (.32)     (.325)       (.185)
  Expense reimbursement(3)...............................................       -           -        .035           -
                                                                            ------      ------     ------       ------
Net investment income (loss).............................................     (.04)       (.06)     (.055)        .025
Net realized and unrealized gain on securities...........................      .42      1.0125      .7775        1.145
                                                                            ------      ------     ------       ------
Total from investment operations.........................................      .38       .9525      .7225         1.17
                                                                            ------      ------     ------       ------
DISTRIBUTIONS FROM
  Net realized gains on securities.......................................       -       (.0425)    (.4025)        (.06)
                                                                            ------      ------     ------       ------
  Excess of book-basis net realized gain on securities...................     (.26)         -          -            -
                                                                            ------      ------     ------       ------
Total distributions......................................................     (.26)     (.0425)    (.4025)        (.06)
                                                                            ------      ------     ------       ------
Net asset value, end of period...........................................   $11.79      $11.67     $10.76       $10.44
                                                                            ======      ======     ======       ======
TOTAL RETURN (4).........................................................     3.36%       9.17%      7.13%       12.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....................................    $60.1       $41.8      $12.7         $8.4
Average net assets (millions)............................................    $54.5       $25.8       $9.2         $6.2
Ratios to average net assets (annualized)(3)
  Expenses...............................................................     2.29%       2.46%      2.93%        2.07%
  Expenses, without expense reimbursement................................       -           -        3.28%          -
  Net investment income..................................................     (.35%)      (.46%)     (.57%)        .29%
  Net investment income, without expense reimbursement...................       -           -        (.92%)         -
Portfolio turnover rate..................................................      120%        116%       120%         135%

(1)  Commencement of offering of sales.
(2)  Based on average month-end shares outstanding.
(3)  See Note 2.
(4) Total return for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.


                                      F-14     See Notes to Financial Statements

 Selected data for a share of capital stock outstanding throughout each of the periods indicated.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Class B                                  Class C(2)
                                                      ------------------------------------------------      -----------------------
                                                                                             Novem-
                                                                                              ber 15,        Year        June  21,
                                                             Year Ended May 31              1991(1) to       Ended       1993(1) to
                                                      --------------------------------       May 31,        May 31,       May 31,
                                                      1995(2)       1994       1993(2)       1992(2)         1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................  $11.48       $10.67       $10.46        $ 9.78        $11.59         $10.29
                                                      ------       ------       ------        ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Investment income.................................     .22          .22         .235           .16           .22            .24
  Expenses..........................................    (.35)        (.35)       (.435)        (.165)         (.35)          (.37)
  Expense reimbursement(3)..........................      -            -          .065            -            -               -
                                                      ------       ------       ------        ------        ------         ------
Net investment loss.................................    (.13)        (.13)       (.135)        (.005)         (.13)          (.13)
Net realized and unrealized gain on securities......     .41        .9825        .7475          .745           .41         1.4725
                                                      ------       ------       ------        ------        ------         ------
Total from investment operations....................     .28        .8525        .6125           .74           .28         1.3425
                                                      ------       ------       ------        ------        ------         ------
DISTRIBUTIONS FROM
  Net realized gains on securities..................      -        (.0425)      (.4025)         (.06)           -          (.0425)
  Excess of book-basis net realized gain on
    securities......................................    (.26)          -            -             -           (.26)            -
                                                      ------       ------       ------        ------        ------         ------
Total distributions.................................    (.26)      (.0425)      (.4025)         (.06)         (.26)        (.0425)
                                                      ------       ------       ------        ------        ------         ------
Net asset value, end of period......................  $11.50       $11.48       $10.67        $10.46        $11.61         $11.59
                                                      ======       ======       ======        ======        ======         ======
TOTAL RETURN (4)....................................    2.62%        8.21%        6.15%         7.58%         2.60%         13.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)................   $64.7        $48.8         $6.9          $1.2          $6.6           $5.1
Average net assets (millions).......................   $59.4        $26.4         $2.8          $0.5          $6.2           $2.4
Ratios to average net assets (annualized)(3)
  Expenses..........................................    3.05%        3.21%        3.88%         3.11%         3.05%          3.21%
  Expenses, without expense reimbursement                 -            -          4.50%           -             -              -
  Net investment income.............................   (1.11%)      (1.19%)      (1.41%)        (.12%)       (1.13%)        (1.15%)
  Net investment income, without expense
    reimbursement...................................      -            -         (2.02%)           -             -              -
Portfolio turnover rate.............................     120%         116%         120%          135%          120%           116%

(1)  Commencement of offering of shares.
(2)  Based on average month-end shares outstanding.
(3)  See Note 2.
(4) Total return for periods of less than one year have not been annualized. Total return does not consider the effect of sales charges.


                                      F-15     See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
American Capital World Portfolio Series is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which offers shares in two separate portfolios, one of which is described in this report: American Capital Global Equity Fund (the "Fund"). The investment objective of the Fund is to provide long-term growth of capital through investments in an internationally diversified portfolio of equity securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS--Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Directors.
             Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. REPURCHASE AGREEMENTS--A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities stated in foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern

--------------------------------------------------------------------------------
Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

D. FORWARD CURRENCY EXCHANGE CONTRACTS--The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or settle transactions. A forward currency exchange contract is a commitment to buy or sell a foreign security at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis to reflect current currency translation rates. The Fund realizes gains or losses at the time the forward currency exchange contract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. FUTURES CONTRACTS--Transactions in futures contracts are utilized in strategies to manage the market risk of the Fund's investments by increasing or decreasing the percentage of assets effectively invested. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
             Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

F. FEDERAL INCOME TAXES--No provision for federal income taxes is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

--------------------------------------------------------------------------------
The Fund designates $1,241,000 as a capital gain dividend for the purpose of the dividend paid deduction. Additionally, approximately $3.7 million of post October losses are deferred for tax purposes to the 1996 fiscal year.

G. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
             Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and realized gains generated from foreign investments. Such withholding taxes are reflected on the Statement of Operations as a reduction of the related income or gain.

H. DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may result in dividends or distributions in excess of financial statement earnings.

I. ORGANIZATION COSTS--Organization expenses of approximately $75,000 were deferred and are being amortized over a five year period ending September, 1996.

NOTE 2-MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager to the Fund. The Adviser has entered into a subadvisory agreement with John Govett & Co., Ltd. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Prior to December 21, 1994, Lombard Odier International Portfolio Management Ltd. served as subadviser to the Fund. Management fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its management fee to the Subadviser.
             Under the terms of the advisory agreement, if the total ordinary business expenses of the Fund, exclusive of taxes, interest and distribution plans, exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for the excess. Such reimbursement shall be made monthly. The most restrictive expense limitation in effect was California's which aggregated
2 1/2% of the first $30 million of average daily net assets, 2% of the next
$70 million of average daily net assets and 1 1/2% of the average daily net assets in excess of $100 million. No reimbursement was made during the current period.

--------------------------------------------------------------------------------
            ACCESS Investor Services, an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, such fees aggregated $586,655.
            The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $1,104 and $43,099, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
            Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to the Distributor for expenses and service fees incurred. Class B shares and Class C shares pay an additional fee of up to
 .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class C plans aggregated approximately $1.7 million and $94,600, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
            During the period, the Fund paid brokerage commissions of $3,545 to companies which are deemed affiliates of the Adviser's parent because it owns more than 5% of the companies' outstanding voting securities. As of December 20, 1994, the companies were no longer considered affiliates.
            Legal fees were for services rendered by O'Melveny & Myers, counsel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a director of the Fund.
            Certain officers and directors of the Fund are officers and directors of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3-INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $167,950,137 and $132,013,519, respectively.
            For federal income tax purposes, the identified cost of portfolio securities and foreign currency was $122,629,621. Net unrealized appreciation aggregated $9,224,761, gross unrealized appreciation aggregated $13,301,536 and gross unrealized depreciation aggregated $4,076,775.

--------------------------------------------------------------------------------
            At the end of the period, the Fund held the following open forward currency exchange contracts:


CURRENCY                                    SETTLEMENT   U.S. DOLLAR     UNREALIZED
                                                  DATE         VALUE   APPRECIATION
-----------------------------------------------------------------------------------
French Franc
   24,827,500 (payable)...................    7/03/95    $4,996,496       $ 3,504
Japanese Yen
   409,400,000 (payable)..................   11/02/95     4,940,899        59,101
                                                         ----------       -------
                                                         $9,937,395       $62,605
                                                         ==========       =======

NOTE 4-DIRECTOR COMPENSATION
Fund directors who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $900 plus a fee of $25 per day for Board and Committee meetings attended. The Chairman receives additional fees from the Fund at the annual rate of $340. During the period, such fees aggregated $9,529.
            The directors may participate in a voluntary Deferred Compensation Plan (the `Plan'). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each director covered by the Plan elects to be credited with an earning component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5-CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Class B shares and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

-------------------------------------------------------------------------------
            The Fund has 200 million of each class of shares of $.001 par value capital stock authorized. Transactions in shares of capital stock were as follows:

                                                                YEAR ENDED MAY 31
                                                             ------------------------
                                                                 1995           1994
-------------------------------------------------------------------------------------
Shares sold
  Class A ...............................................    3,727,775      3,663,156
  Class B ...............................................    2,555,706      4,223,622
  Class C ...............................................      350,959        479,149
                                                            ----------     ----------
                                                             6,634,440      8,365,927
                                                            ----------     ----------
Shares issued for distributions reinvested
  Class A ...............................................      114,288          7,564
  Class B ...............................................      126,187          8,850
  Class C ...............................................       12,253            701
                                                            ----------     ----------
                                                               252,728         17,115
                                                            ----------     ----------
Shares redeemed
  Class A ...............................................   (2,333,611)    (1,268,856)
  Class B ...............................................   (1,306,968)      (629,979)
  Class C ...............................................     (229,693)       (41,635)
                                                            ----------     ----------
                                                            (3,870,272)    (1,940,470)
                                                            ----------     ----------
Increase in shares outstanding ..........................    3,016,896      6,442,572
                                                            ==========     ==========


NOTE 6-SHAREHOLDER MEETING
On July 21, 1995, a shareholder meeting of the Fund will be held to vote on: (1) the Reorganization of the Fund from a Maryland corporation to a Delaware Business trust and (2) an election of fourteen directors.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
AMERICAN CAPITAL GLOBAL EQUITY FUND, A SERIES OF AMERICAN CAPITAL WORLD PORTFOLIO SERIES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Capital Global Equity Fund, a series of American Capital World Portfolio Series, Inc., at May 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP

Houston, Texas
July 20, 1995